SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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BOSTON TRUST WALDEN FUNDS

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Boston Trust Walden Funds One Beacon Street Boston, MA 02108 May 11, 2022 RE: BOSTON TRUST MIDCAP FUND, BOSTON TRUST SMID CAP FUND, BOSTON TRUST WALDEN EQUITY FUND, BOSTON TRUST WALDEN SMID CAP FUND, and BOSTON TRUST WALDEN SMALL CAP FUND Dear Valued Shareholder: We recently sent you information regarding the upcoming Special Meeting for the above-listed Funds scheduled for June 10, 2022. According to our records, you have not yet voted on the below proposals. 1. 2. 3. 4. 5. To elect Louis G. Hutt, Jr. and Dina A. Tantra to the Board of Trustees of the Trust. To approve an amendment to each Fund’s fundamental policy regarding loans. To approve an amendment to each Fund’s fundamental policy regarding borrowing. To approve an amendment to each Fund’s fundamental policy regarding commodities. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof. The Board of Trustees of the Funds unanimously recommends that you vote FOR each proposal. We urge you to read the Proxy Statement because it contains important information. You may review the proxy statement online at: https://vote.proxyonline.com/btw/docs/proxy2022.pdf. We are working with AST Fund Solutions to manage the voting process. AST will begin calling shareholders to ensure the fund receives a sufficient number of votes on the proposals. To avoid receiving calls on this matter, please vote TODAY so that your vote may be recorded prior to the Special Meeting on June 10, 2022. Voting is fast and easy using one of the options below: Visit the website on the enclosed proxy card and enter you control number. Call (877) 478-5047 to speak with a representative. Representatives are available Monday through Friday 9am to 10 pm Easter time. Sign, date and return the enclosed proxy card in the postage-paid envelope provided. If you vote now, you will ensure your shares are represented and we will not contact you further on this issue. Detailed information about the Special Meeting and the proposals can be found in the Proxy Statement. If you have any questions about the proposal, contact your financial advisor, client service representative or AST Fund Solutions at (877) 478-5047. Thank you for your attention. R82532NOBO

Boston Trust Walden
Principled Investing.

Boston Trust Walden Funds
One Beacon Street
Boston, MA 02108

May 11, 2022

RE: BOSTON TRUST MIDCAP FUND, BOSTON TRUST SMID CAP FUND, BOSTON TRUST WALDEN EQUITY FUND, BOSTON TRUST WALDEN SMID CAP FUND, and BOSTON TRUST WALDEN SMALL CAP FUND

Dear Valued Shareholder:

We recently sent you information regarding the upcoming Special Meeting for the above-listed Funds scheduled for June 10, 2022. According to our records, you have not yet voted on the below proposals.

1. To elect Louis G. Hutt, Jr. and Dina A. Tantra to the Board of Trustees of the Trust.
2. To approve an amendment to each Fund's fundamental policy regarding loans.
3. To approve an amendment to each Fund's fundamental policy regarding borrowing.
4. To approve an amendment to each Fund's fundamental policy regarding commodities.
5. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The Board of Trustees of the Funds unanimously recommends that you vote FOR each proposal.

We urge you to read the Proxy Statement because it contains important information. You may review the proxy statement online at: https://vote.proxyonline.com/btw/docs/proxy2022.pdf.

We are working with AST Fund Solutions to manage the voting process. AST will begin calling shareholders to ensure the fund receives a sufficient number of votes on the proposals. To avoid receiving calls on this matter, please vote TODAY so that your vote may be recorded prior to the Special Meeting on June 10, 2022.

Voting is fast and easy using one of the options below:

Visit the website on the enclosed proxy card and enter you control number.

Call (877) 478-5047 Ext. 12 to speak with a representative. Representatives are available Monday through Friday 9am to 10 pm Easter time.

Sign, date and return the enclosed proxy card in the postage-paid envelope provided.

If you vote now, you will ensure your shares are represented and we will not contact you further on this issue. Detailed information about the Special Meeting and the proposals can be found in the Proxy Statement. If you have any questions about the proposal, contact your financial advisor, client service representative or AST Fund Solutions at **(877) 478-5047 Ext. 12.**

Thank you for your attention.

R46884OBO